EXHIBIT 10.2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE COMPANY SHALL HAVE BEEN FURNISHED AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER ANY OF SUCH ACTS.

No. ___________

EMPIRE PETROLEUM CORPORATION

COMMON SHARE WARRANT CERTIFICATE

Warrant to Purchase ________ Common Shares

Expiring December 31, 2022

THIS CERTIFIES THAT _____________(the "Warrant Holder"), in consideration for entering into that certain Securities Purchase Agreement dated as of February __, 2021 ("Purchase Agreement"), by and between the Warrant Holder and Empire Petroleum Corporation, a Delaware corporation (the "Company"), at any time following the date hereof, on any Business Day on or prior to 5:00 p.m., Pacific Time, on the Expiration Date (as defined in Section 1 below), is entitled to subscribe for and purchase from the Company, up to _______ Common Shares (as defined in Section 1 below) at a price per Common Share equal to the Exercise Price (as defined in Section 1 below); provided, however, that the number of Common Shares issuable upon any exercise of this Warrant (as defined in Section 1 below) shall be adjusted and readjusted from time to time in accordance with Section 4 below.

1. Certain Definitions.

The following terms, as used herein, have the following meanings:

"Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

"Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

"Commission" means the Securities and Exchange Commission.

"Common Share(s)" means the Company's currently authorized class of Common Stock, par value $0.001.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such successor Federal statute.

"Exercise Price" means $0.50 with respect to up to __________Warrant Shares.

"Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such successor Federal statute.

"Warrant" means the rights granted to the Warrant Holder pursuant to this Warrant Certificate.

"Warrant Certificate" means this Common Share Warrant Certificate.

"Warrant Share(s)" means the _________ Common Shares issued or issuable upon exercise of this Warrant, as adjusted from time to time pursuant to Section 4.

2. Vesting and Exercise.

2.1 Vesting. The Warrant and the Warrant Shares shall immediately vest upon the execution of this Warrant Certificate.

2.2 Exercise of Warrant.

(a) The Warrant Holder may exercise this Warrant by delivering to the Company a duly executed notice (a "Notice of Exercise") in the form of Annex A attached hereto, at the election of the Warrant Holder, in which the Warrant Holder shall receive from the Company the number of Warrant Shares as to which this Warrant is being exercised and shall pay to the Company the Exercise Price for each such Warrant Share by check payable to the order of the Company in an amount equal to the product of: (a) the Exercise Price times (b) the number of Warrant Shares as to which the Warrant is being exercised.

(b) As soon as practicable, but not later than five (5) Business Days after the Company shall have received such Notice of Exercise and payment, the Company shall execute and deliver or cause to be executed and delivered, in accordance with such Notice of Exercise, a certificate or certificates representing the number of Common Shares specified in such Notice of Exercise, issued in the name of the Warrant Holder. This Warrant shall be deemed to have been exercised and such share certificate or certificates shall be deemed to have been issued, and such Warrant Holder shall be deemed for all purposes to have become a holder of record of Common Shares, as of the date that such Notice of Exercise and payment shall have been received by the Company.

(c) The Warrant Holder shall surrender this Warrant Certificate to the Company when it delivers the Notice of Exercise, and in the event of a partial exercise of the Warrant, the Company shall execute and deliver to the Warrant Holder, at the time the Company delivers the share certificate or certificates issued pursuant to such Notice of Exercise, a new Warrant Certificate for the unexercised portion of this Warrant Certificate, but in all other respects identical to this Warrant Certificate.

(d) The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of certificates for the Warrant Shares and a new Warrant Certificate, if any, except that if the certificates for the Warrant Shares or the new Warrant Certificate, if any, are to be registered in a name or names other than the name of the Warrant Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Warrant Holder at the time of its delivery of the Notice of Exercise or promptly upon receipt of a written request by the Company for payment.

(e) No fractional Common Shares will be issued in connection with any exercise of the Warrant, and any fractional Common Share (resulting from any adjustment pursuant to Section 4 or otherwise) in the aggregate number of Common Shares being purchased upon any exercise of the Warrant shall be eliminated.

2.3 Early Expiration.

(a) In the event that the closing price of the Company’s Common Shares are listed on an exchange registered as a national securities exchange under section 6 of the Securities Exchange Act of 1934 (15 U.S.C. 78f) and exceeds $0.75 for any period of 20 consecutive trading days, the Warrant shall expire with respect to such Warrant Shares on the 90th day thereafter (each, an “Early Expiration Date”); provided, however, that the Company must give prior written notice to the Warrant Holder not less than 30 days prior to any Early Expiration Date for such Early Expiration Date to be applicable to the Warrant Holder; and, provided further, that the Warrant Holder shall remain entitled to exercise this Warrant with respect to such Warrant Shares at any time up to and including the Business Day immediately preceding the applicable Early Expiration Date.

(b) In the event that the Warrant Holder fails to exercise any portion of the Warrant subject to expiration in accordance with Section 2.3(a) above prior to any Early Expiration Date, all rights of the Warrant Holder under this Warrant Certificate with respect to such Warrant Shares shall cease and this Warrant shall no longer be deemed to be outstanding with respect to such Warrant Shares.

3. Validity of Warrant and Issuance of Common Shares.

The Company represents and warrants that this Warrant has been duly authorized and is validly issued. The Company further represents and warrants that on the date hereof it has duly authorized and reserved, and the Company hereby agrees that it will at all times until the Expiration Date have duly authorized and reserved, such number of Common Shares as will be sufficient to permit the exercise in full of the Warrant, and that all such Common Shares are and will be duly authorized and, when issued upon exercise of the Warrant, will be validly issued, fully paid and nonassessable, and free and clear of all security interests, claims, liens, equities and other encumbrances.

4. Adjustment Provisions.

The number of Warrant Shares that may be purchased upon any exercise of the Warrant, shall be subject to change or adjustment as follows:

4.1 Common Share Reorganization. If the Company shall subdivide its outstanding Common Shares into a greater number of shares, by way of share split, share dividend or otherwise, or consolidate its outstanding Common Shares into a smaller number of shares (any such event being herein called a "Common Share Reorganization"), then (a) the definition of Exercise Price shall be adjusted, effective immediately after the effective date of such Common Share Reorganization, so that each amount contained in the definition of the Exercise Price is equal to such amount multiplied by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding after giving effect to such Common Shares Reorganization, and (b) the number of Common Shares subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of Common Shares subject to purchase immediately before such Common Share Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately before giving effect to such Common Share Reorganization.

4.2 Capital Reorganization. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger of which the Company is the continuing corporation and that does not result in any reclassification of, or change (other than a Common Share Reorganization) in, outstanding Common Shares, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or any recapitalization of the Company (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Warrant Holder shall no longer have the right to purchase Common Shares, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of Common Shares and other securities and property (including cash) which the Warrant Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization, if the Warrant had been exercised immediately prior to the effective date of such Capital Reorganization.

4.3 Adjustment Rules.

(a) Any adjustments pursuant to this Section 4 shall be made successively whenever any event referred to herein shall occur, except that, notwithstanding any other provision of this Section 4, no adjustment shall be made to the number of Warrant Shares to be delivered to the Warrant Holder (or to the Exercise Price) if such adjustment represents less than one-percent (1%) of the number of Warrant Shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to one-percent (1%) or more of the number of Warrant Shares to be so delivered.

(b) If the Company shall take a record of the holders of its Common Shares for any purpose referred to in this Section 4, then (i) such record date shall be deemed to be the date of the issuance, sale, distribution or grant in question and (ii) if the Company shall legally abandon such action prior to effecting such action, no adjustment shall be made pursuant to this
Section 4 in respect of such action.

(c) As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 4, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Common Shares which the Warrant Holder is entitled to receive upon exercise of this Warrant.

5. Transfer of Warrant.

5.1 No Transfer Without the Consent of the Company. This Warrant is personal to the Warrant Holder and this Warrant Certificate and the rights of the Warrant Holder hereunder may not be sold, assigned, transferred or conveyed, in whole or in part, except with the prior written consent of the Company.

5.2 Permitted Transfers. Upon transfer of the Warrant permitted under Section 5.1 above, the Warrant Holder must deliver to the Company a duly executed Warrant Assignment in the form of Annex B, attached hereto, with funds sufficient to pay any transfer tax imposed in connection with such assignment. Upon surrender of this Warrant to the Company, the Company shall execute and deliver a new Warrant in the form of this Warrant, with appropriate changes to reflect such assignment, in the name or names of the assignee or assignees specified in the fully executed Warrant Assignment or other instrument of assignment and, if the Warrant Holder's entire interest is not being transferred or assigned, in the name of the Warrant Holder, and this Warrant shall promptly be canceled. In connection with any transfer or exchange of this Warrant permitted hereunder, the transferring Warrant Holder shall pay all costs and expenses relating thereto, including, without limitation, all transfer taxes, if any, and all reasonable expenses incurred by the Company (including legal fees and expenses). Any new Warrant issued shall be dated the date hereof. The terms "Warrant" and "Warrant Holder" as used herein include all Warrants into which this Warrant (or any successor Warrant) may be exchanged or issued in connection with the permitted transfer or assignment of this Warrant, any successor Warrant and the holders of those Warrants, respectively.

 6. Lost Mutilated or Missing Warrant Certificates.

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon receipt of indemnification satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver a new Warrant Certificate of like tenor and representing the right to purchase the same aggregate number of Warrant Shares. The recipient of any such Warrant Certificate shall reimburse the Company for all reasonable expenses incidental to the replacement of such lost, mutilated or missing Warrant Certificate.

7. Miscellaneous.

7.1 Successors and Assigns. All the provisions of this Warrant Certificate by or for the benefit of the Company or the Warrant Holder shall bind and inure to the benefit of their respective successors and permitted assigns.

7.2 Notices. All notices, requests, demands and other communications hereunder shall be given in accordance with the terms of the Purchase Agreement.

7.3 Waivers; Amendments. Any provision of this Warrant Certificate may be amended or modified with (but only with) the written consent of the Company and the Warrant Holder. Any amendment, modification or waiver effected in compliance with this Section 7.3 shall be binding upon the Company and the Warrant Holder. No failure or delay of the Company or the Warrant Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereon or the exercise of any other right or power. The rights and remedies of the Company and the Warrant Holder hereunder are cumulative and not exclusive of any rights or remedies which each would otherwise have.
7.4 No Rights as a Shareholder. The Warrant shall not entitle the Warrant Holder, prior to the exercise of the Warrant, to any rights as a holder of shares of the Company.

7.5 Separability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

7.6 Governing Law. This Warrant shall be construed and enforced in accordance with the laws of the State of Oklahoma without regard to principles of conflicts of law, except as otherwise required by mandatory provisions of law.

7.7 Section Headings. The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any Provisions of the Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and attested by its Chief Executive Officer, all as of the day and year first above written.

EMPIRE PETROLEUM CORPORATION

By: __________________________________________
Thomas W. Pritchard, Chief Executive Officer

By: __________________________________________
Michael R. Morrisett, President

ANNEX A

Form of Notice of Exercise

Date: __________

To: Empire Petroleum Corporation

Reference is made to the Common Share Purchase Warrant dated ____________ issued to the undersigned by Empire Petroleum Corporation. Terms defined therein are used herein as therein defined.

The undersigned, pursuant to the provisions set forth in the Warrant Certificate, hereby irrevocably elects and agrees to purchase the number of Common Shares at the Exercise Price(s) set forth below, and makes payment herewith by check payable to the order of the Company in an amount equal to $________.

Number of Warrant Shares	Applicable Exercise Price

If said number of shares is less than all of the shares purchasable hereunder, the undersigned hereby requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be issued to me.

The undersigned hereby represents that it is exercising the Warrant for its own account for investment purposes and not with the view to any sale or distribution and that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or any underlying Warrant Shares in violation of applicable securities laws.

By:________________________________________ Name:________________________________________ Title:_______________________________________

ANNEX B

Form of Warrant Assignment

Reference is made to the Common Share Purchase Warrant dated __________, issued to the undersigned by Empire Petroleum Corporation. Terms defined therein are used herein as therein defined.

FOR VALUE RECEIVED __________________ (the "Assignor") hereby sells, assigns and transfers all of the rights of the Assignor as set forth in the Warrant Certificate with respect to the number of Warrant Shares covered thereby as set forth below, to the Assignee(s) as set forth below:

Name of Assignee	Address	Number of Applicable Warrant Shares	Exercise Price of Warrant Shares

All notices to be given by the Company to the Assignor as Warrant Holder shall be sent to the Assignee(s) at the above listed address(es), and, if the number of Warrant Shares being hereby assigned is less than all of the Warrant Shares covered by the Warrant Certificate held by the Assignor, then also to the Assignor.

In accordance with Section 5 of the Warrant Certificate, the Assignor requests that the Company execute and deliver a new Warrant Certificate or Warrant Certificates in the name or names of the Assignee or Assignees, as is appropriate, or, if the number of Warrant Shares being hereby assigned is less than all of the Warrant Shares covered by the Warrant held by the Assignor, new Warrant Certificates in the name or names of the Assignee or the Assignees, as is appropriate, and in the name of the Assignor.

The undersigned represents that the Assignee has represented to the Assignor that the Assignee or each Assignee, as is appropriate, is acquiring the Warrant for its own account or the account of an Affiliate for investment purposes and not with the view to sell or distribute, and that the Assignee or each Assignee, as is appropriate, will not offer, sell or otherwise dispose of the Warrant or the Warrant Shares except under circumstances as will not result in a violation of applicable securities laws.

Dated:__________

By:__________________________________________ Name:________________________________________ Title:_______________________________________